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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported) April 29, 2002


                           KNIGHT TRANSPORTATION, INC.
             (Exact name or registrant as specified in its charter)


           Arizona                    000-24946                   86-0649974
(State or other jurisdiction         (Commission                (IRS Employer
      of incorporation)              File Number)            Identification No.)


                  5601 W. Buckeye Road, Phoenix, Arizona 85043
               (Address of Principal Executive Offices) (Zip Code)


        Registrant's telephone number, including area code (602) 269-2000


                                 Not Applicable
          (Former name or former address, if changed since last report)

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ITEM 1. CHANGES IN CONTROL OF REGISTRANT.

     Not applicable.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

     Not applicable.

ITEM 3. BANKRUPTCY OR RECEIVERSHIP.

     Not applicable.

ITEM 4. CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     On April 29, 2002, Knight Transportation, Inc., an Arizona corporation ("we," "our," "us," or the "Company"), elected to replace its independent public accountant, Arthur Andersen LLP ("Arthur Andersen"), with KPMG LLP ("KPMG"). Our Board of Directors solicited from the largest public accounting firms requests for proposals to serve as our independent public accountants for the fiscal year ending December 31, 2002. Upon the recommendation of our Audit Committee, after a review of the proposals made by the independent public accountants, we elected to replace Arthur Andersen and engage KPMG as our independent public accountants for the fiscal year ending December 31, 2002. Our decision to replace Arthur Andersen was based solely on the Audit Committee's and our annual evaluation of the cost of audit services. We have been satisfied with all services rendered by Arthur Andersen to us to date.

     The reports issued by Arthur Andersen in connection with our financial statements for our two most recent fiscal years ended December 31, 2001, and December 31, 2000, respectively, did not contain an adverse opinion or disclaimer of opinion, nor were these reports qualified or modified as to uncertainty, audit scope, or accounting principles.

     During our two most recent fiscal years ended December 31, 2001, and December 31, 2000, and the subsequent interim periods through the date of this report, there was no disagreement between us and Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Arthur Andersen, would have caused Arthur Andersen to make reference to the subject matter of the disagreements in connection with its reports, and there occurred no "reportable events" as defined in Item 304(a)(1)(v) of Regulation S-K.

     We have provided Arthur Andersen with a copy of the foregoing statements. Attached to this Form 8-K as Exhibit 16 is a copy of Arthur Andersen's letter to the Securities and Exchange Commission dated May 3, 2002, stating its agreement with the foregoing statements.

ITEM 5. OTHER EVENTS.

     Not applicable.

ITEM 6. RESIGNATION OF REGISTRANT'S DIRECTORS.

     Not applicable.

ITEM 7. FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION AND EXHIBITS.

     Exhibits:

        16 Letter of Arthur Andersen LLP to the Securities and Exchange Commission dated May 3, 2002.

ITEM 8. CHANGE IN FISCAL YEAR.

     Not applicable.

ITEM 9. REGULATION FD DISCLOSURE.

     Not applicable.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        KNIGHT TRANSPORTATION, INC.


Dated: May 3, 2002                      /s/ Timothy M. Kohl
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                                        Timothy M. Kohl
                                        Executive Vice-President, Secretary, and
                                        Chief Financial Officer

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